Supplement
                         dated December 31, 2001 to the
                  Morgan Stanley Variable Annuity II Prospectus
                                dated May 1, 2001

                                   Offered by
                        Northbrook Life Insurance Company
                                   through the
                     Northbrook Variable Annuity Account II


This supplement amends certain disclosure contained in the above-referenced prospectus for the Morgan Stanley Variable Annuity II contract (the "Contract"). Please keep this supplement for future reference together with your prospectus.

Page 26: Under the Death Benefit Options section, insert the following new paragraph after the second paragraph:

   The Enhanced Earnings Death Benefit Option is not available for purchase with any IRA at this time.

Page 34: Under the Tax Qualified Contracts section, insert the following new paragraphs after the third paragraph:

   The Death Benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. However, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts, with the result that the Contract would not satisfy the requirements of an IRA. We believe that these regulations do not prohibit all forms of optional death benefits; however, at this time we are not allowing the Enhanced Earnings Death Benefit Option to be sold with an IRA.

   It is also possible that the Enhanced Earnings Death Benefit could be characterized as an incidental Death Benefit. If the Enhanced Earnings Death Benefit were so characterized, this could result in currently taxable income to a Contract owner. In addition, there are limitations on the amount of incidental Death Benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

   Northbrook reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.

                                   Supplement
                         dated December 31, 2001 to the
                  Morgan Stanley Variable Annuity 3 Prospectus
                                dated May 1, 2001

                                   Offered by
                        Northbrook Life Insurance Company
                                   through the
                     Northbrook Variable Annuity Account II

This supplement amends certain disclosure contained in the above-referenced prospectus for the Morgan Stanley Variable Annuity 3 contract (the "Contract"). Please keep this supplement for future reference together with your prospectus.

Page 28: Under the Death Benefit Options section, insert the following new paragraph after the first paragraph:

   The Enhanced Earnings Death Benefit Plus Option is not available for purchase with any IRA at this time.

Pages 35-36: Under the Death Benefit and Qualified Contracts section, replace the last two sentences of the first paragraph with the following:

   However, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts, with the result that the Contract would not satisfy the requirements of an IRA. We believe that these regulations do not prohibit all forms of optional death benefits; however, at this time we are not allowing the Enhanced Earnings Death Benefit Plus Option to be sold with an IRA.